Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent events

23. Subsequent events

On March 16, 2026, the Board of Directors of the Company unanimously approved a cash dividend of US$ 0.306 per ADS, and is expected to be distributed on or around May 7, 2026 to shareholders of record as of the close of business on April 16, 2026.

In March 2026, Indonesia’s antitrust agency, Komisi Pengawas Persaingan Usaha (“KPPU”), imposed administrative fines on 97 online lending firms operating in Indonesia, alleging violations of antitrust laws through alleged interest rate coordination. The Group’s operations conducted under the AdaKami brand in Indonesia were among the sanctioned entities and were fined an aggregate amount of IDR 102,300,000,000, approximately RMB41.7 million, in connection with the alleged coordination. On April 8, 2026, the Group has filed a formal appeal against the KPPU’s decision.